                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE                                         October 16, 2003
---------------------



         PARKVALE FINANCIAL CORPORATION, MONROEVILLE, PA (NASDAQ: PVSA)
             ANNOUNCES EARNINGS FOR THE FIRST QUARTER OF FISCAL 2004

         Parkvale Financial Corporation reported net income for the quarter ended September 30, 2003, of $2.4 million or $0.43 per diluted share compared to net income of $2.9 million or $0.50 per diluted share for the quarter ended September 30, 2002. The $432,000 decrease in net income for the September 2003 quarter reflects decreased margins on earning assets, offset by a gain on sale of investment securities and a decrease in non-interest expense. Net interest income decreased to $6.9 million from $8.5 million for the prior period. The reduction in net interest income is attributable to margin pressures caused by earning assets repricing at a faster pace than deposit accounts. The September 2003 quarter reflects a gain on the sale of investment securities of $406,000 (pre-tax). Return on average equity was 9.72% for the September 2003 quarter compared to 11.90% for the September 2002 quarter.

         Parkvale Financial Corporation is the parent of Parkvale Bank which has 39 offices in the Greater Pittsburgh area. The Bank had assets of $1.6 billion on September 30, 2003.

         (Condensed Consolidated Statement of Operations and selected financial data is attached.)

Contact: Robert J. McCarthy, Jr.                     Timothy G. Rubritz
         President and CEO                           Chief Financial Officer
         (412) 373-4815                              (412) 373-4817


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                         PARKVALE FINANCIAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                    (In Thousands except per share data)
                                   (Unaudited)


                                                               THREE MONTHS ENDED
                                                                  SEPTEMBER 30,
                                                               2003           2002
                                                          ----------------------------
Total interest income                                         $18,229         $23,194
Total interest expense                                         11,367          14,708
                                                          ----------------------------
      Net interest income                                       6,862           8,486
Provision for loan losses                                          47              48
                                                          ----------------------------
      Net interest income after provision for losses            6,815           8,438

Gain on sale of investment securities                             406               -
Other income                                                    1,793           1,728
Total other expenses                                            5,549           5,796
                                                          ----------------------------

      Income before income taxes                                3,465           4,370
Income tax expense                                              1,035           1,508
                                                          ----------------------------

Net income                                                     $2,430          $2,862
                                                          ============================

Net income per share:
      Basic                                                     $0.44           $0.51
      Diluted                                                   $0.43           $0.50
Dividend per share                                              $0.18           $0.18


  ----------------------------------------------------------------------------
                             SELECTED FINANCIAL DATA
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                              SEPT. 30,       June 30,       Sept. 30,
                                                                2003            2003           2002
                                                         ----------------------------------------------
Total assets                                                 $1,605,320     $1,642,803      $1,641,753
Savings deposits                                              1,297,492      1,331,760       1,350,534
Total loans, net                                              1,189,799      1,241,779       1,207,972
Loan loss reserves                                               14,876         15,013          15,480
Non-performing assets                                             7,707          9,979           5,610
Ratio of classified assets to total assets                        0.48%          0.61%           0.34%
Allowance for loan losses as a % of gross loans                   1.24%          1.20%           1.27%
Total shareholders' equity                                     $100,246        $99,474         $96,260
Book value per share                                              18.11          17.93           17.24



------------------------------------------------------------------------------
                               OTHER SELECTED DATA

                                                                        THREE MONTHS ENDED
                                                                           SEPTEMBER 30,
                                                                        2003           2002
                                                                  ----------------------------

Average yield earned on all interest-earning assets                     4.70%           5.93%
Average rate paid on all  interest-bearing liabilities                  3.00%           3.78%
Average interest rate spread                                            1.70%           2.15%
Return on average assets                                                0.60%           0.70%
Return on average equity                                                9.72%          11.90%
Other expense to average assets                                         1.37%           1.43%

                         PARKVALE FINANCIAL CORPORATION

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                (Dollar Amounts in Thousands, except share data)

                                                                         SEPT. 30,         June 30,
                                                      ASSETS               2003              2003
                                                                     -----------------------------------


Cash and noninterest-earning deposits                                          $19,232          $32,067
Federal funds sold                                                              79,000           72,000
Interest-earning deposits in other institutions                                 14,020           17,576
Investment securities available for sale (cost of
  $19,357 at September 30 and $19,185 at June 30)                               19,464           19,743
Investment securities held to maturity (fair value of
  $240,151 at September 30 and $215,587 at June 30)                            235,740          210,827
Loans, net of allowance of $14,877 at September 30
   and $15,013 at June 30                                                    1,189,799        1,241,779
Foreclosed real estate, net                                                      2,482            2,695
Office properties and equipment, net                                            10,964           11,196
Intangible assets and deferred charges                                          11,463           11,572
Prepaid expenses and other assets                                               23,156           23,348
                                                                     -----------------------------------

                                                        Total assets        $1,605,320       $1,642,803
                                                                     ===================================

                         LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Savings deposits                                                            $1,297,492       $1,331,760
Advances from Federal Home Loan Bank                                           161,104          161,107
Trust preferred securities                                                      25,000           25,000
Other borrowings                                                                13,053           13,050
Escrow for taxes and insurance                                                   3,272            7,144
Other Liabilities                                                                5,153            5,268
                                                                     -----------------------------------

                                                   Total Liabilities         1,505,074        1,543,329
                                                                     -----------------------------------

SHAREHOLDERS' EQUITY
Preferred Stock ($1.00 par value; 5,000,000
  shares authorized; 0 shares issued)                                                -                -
Common Stock ($1.00 par value; 10,000,000 shares
  authorized; 6,734,894 shares issued)                                           6,735            6,735
Additional Paid in Capital                                                       4,091            4,132
Treasury Stock at cost (1,198,738 shares in September
   and 1,186,663 in June)                                                      (23,284)         (22,951)
Accumulated Other Comprehensive Income                                              68              355
Retained earnings                                                              112,636          111,203
                                                                     -----------------------------------

                                          Total Shareholders' Equity           100,246           99,474
                                                                     -----------------------------------

                          Total Liabilities and Shareholders' Equity        $1,605,320       $1,642,803
                                                                     ===================================

Shareholders' Equity per share                                                  $18.11           $17.93


                         PARKVALE FINANCIAL CORPORATION
                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
              (Dollar Amounts in Thousands, except per share data)

                                                               THREE MONTHS ENDED
                                                                  SEPTEMBER 30,
                                                              2003             2002
                                                      --------------------------------
Interest Income:
  Loans                                                      $15,419          $19,745
  Investments                                                  2,548            2,942
  Federal funds sold                                             262              507
                                                      --------------------------------

      Total interest income                                   18,229           23,194
                                                      --------------------------------

Interest Expense:
  Savings deposits                                             8,859           12,322
  Borrowings                                                   2,213            2,041
  Trust preferred securities                                     295              345
                                                      --------------------------------

      Total interest expense                                  11,367           14,708
                                                      --------------------------------

Net interest income                                            6,862            8,486
Provision for loan losses                                         47               48
                                                      --------------------------------

Net interest income after
   provision for losses                                        6,815            8,438
                                                      --------------------------------

Noninterest Income:
  Service charges on deposit accounts                          1,046            1,065
  Other fees and service charges                                 362              379
  Gain on sale of investment securities                          406                0
  Miscellaneous                                                  385              284
                                                      --------------------------------

      Total other income                                       2,199            1,728
                                                      --------------------------------

Noninterest Expense:
  Compensation and employee benefits                           3,045            3,267
  Office occupancy                                             1,057              974
  Marketing                                                       87              151
  FDIC insurance                                                  52               58
  Office supplies, telephone, and postage                        387              410
  Real estate owned expenses and writedowns                        0                0
  Miscellaneous                                                  921              936
                                                      --------------------------------

      Total other expenses                                     5,549            5,796
                                                      --------------------------------

Income before income taxes                                     3,465            4,370
Income tax expense                                             1,035            1,508
                                                      --------------------------------

Net income                                                    $2,430           $2,862
                                                      ================================

Net income per share:
  Basic                                                        $0.44            $0.51
  Diluted                                                      $0.43            $0.50
Dividends per share                                            $0.18            $0.18
